Exhibit 10.1

EXTENSION AND MODIFICATION AGREEMENT

This EXTENSION AND MODIFICATION AGREEMENT (this “Agreement”) is made as of September 16, 2005 by and among (a) Mack-Cali Realty, L.P. (the “Borrower”), (b) the Lenders party hereto, and (c) JPMorgan Chase Bank, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans to the Borrower on the terms and conditions set forth therein; and

WHEREAS, the Borrower has requested that the Lenders extend the maturity date of and make certain other modifications to the Credit Agreement, and the Lenders party hereto are willing to so extend and modify the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Agreement, the parties hereto agree as follows:

1.          Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.          Modifications to Credit Agreement. As of the Effective Date (as defined in §4 hereof) the Credit Agreement is modified as follows:

2.1.	Modifications to §1.1. §1.1. is hereby modified as follows:

2.1.1.    The definition of the term “Capitalized Unencumbered Property NOI” is hereby modified by restating such definition in its entirety to read as follows:

“Capitalized Unencumbered Property NOI. As of any date of determination with respect to an Unencumbered Property (other than an Acquisition Property), an amount equal to the Revised Adjusted Unencumbered Property NOI for such Unencumbered Property for the most recent two (2) complete fiscal quarters multiplied by two (2), with the product being divided by 8.50%; provided that if such Unencumbered Property has been owned for fewer than two (2) complete fiscal quarters, the Revised Adjusted Unencumbered Property

NOI for such Unencumbered Property shall be calculated by using the actual results for the period that such Unencumbered Property has been owned and adjusting such results for a period of two (2) complete fiscal quarters.”

2.1.2.       The definition of the term “Consolidated Capitalized NOI” is hereby modified by restating such definition in its entirety to read as follows:

“Consolidated Capitalized NOI. As of any date of determination, an amount equal to Revised Consolidated Adjusted Net Income for the most recent two (2) completed fiscal quarters multiplied by two (2), with the product being divided by 8.50%; provided that if any Real Estate has been owned for fewer than two (2) complete fiscal quarters, the Revised Consolidated Adjusted Net Income for such Real Estate shall be calculated by using the actual results for the period that such Real Estate has been owned and adjusting such results for a period of two (2) complete fiscal quarters.”

2.1.3.       The definition of the term “Consolidated Total Capitalization” is hereby modified by restating such definition in its entirety to read as follows:

“Consolidated Total Capitalization. As of any date of determination, with respect to MCRC, the Borrower and their respective Subsidiaries determined on a consolidated basis in accordance with GAAP, the sum (without double-counting) of (a) Consolidated Capitalized NOI (other than with respect to Acquisition Properties), plus (b) the cost of all Acquisition Properties, plus (c) the value of Unrestricted Cash and Cash Equivalents (excluding until forfeited or otherwise entitled to be retained by the Borrower or its Subsidiaries, tenant security and other restricted deposits), plus (d) the aggregate costs incurred and paid to date by the Borrower and its Subsidiaries with respect to Construction-In-Process, plus (e) the value of Indebtedness of third parties to the Borrower and its Subsidiaries for borrowed money which is secured by mortgage liens on real estate (valued in accordance with GAAP at the book value of such Indebtedness and not then more than 90 days past due or declared by the Borrower or its relevant Subsidiary to be past due), plus (f) the actual net cash investment by the Borrower and its Subsidiaries in any Other Investments (wherein such any Other Investment (x) does not have any Indebtedness that is then more than 90 days past due or (y) has not been declared to be in default of any monetary or material monetizable obligations), plus (g) the book value of Unimproved Non-Income Producing Land plus (h) the value of Eligible Cash 1031

Proceeds; provided that the value of all permitted investments included within Consolidated Total Capitalization (other than Eligible Cash 1031 Proceeds) shall not exceed the limitations set forth in §9.8 hereof.”

2.1.4.       The definition of the term “Maturity Date” is hereby modified by deleting the date “November 23, 2007” on the first line of such definition and substituting the date “November 23, 2009” in place thereof.

2.1.5.       The following new definition shall be inserted in §1.1 immediately after the definition of “Accountants”:

“Acquisition Property. Any Real Estate that has been owned for fewer than four (4) fiscal quarters, unless the Borrower has made a one-time election to no longer treat such Real Estate as an Acquisition Property for purposes of this Agreement.”

2.2.          Modification to §2.4(f). §2.4(f) of the Credit Agreement is hereby modified by deleting the percentage “0.20%” under the column heading “Facility Fee Percentage” in the third line of the table set forth in said §2.4(f) (for an S&P Rating of BBB, a Moody’s Rating of Baa2, and a Third Rating of BBB/Baa2 equivalent) and substituting the percentage “0.15%” in place thereof.

2.3.          Modification to §9.1 of Credit Agreement. §9.1 of the Credit Agreement is hereby modified by restating §9.1 in its entirety to read as follows:

“§9.1.                   Leverage Ratio. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit the ratio of Consolidated Total Liabilities to Consolidated Total Capitalization to exceed 60%; provided that such ratio may exceed 60% from time to time so long as (a) such ratio does not exceed 65%, (b) such ratio ceases to exceed 60% within 180 days following each date such ratio first exceeded 60%, and (c) the Borrower provides a certificate in substantially the form of Exhibit O hereto to the Administrative Agent when such ratio first exceeds 60% and when such ratio ceases to exceed 60%.”

2.4.          Modification to §9.4 of Credit Agreement. §9.4 of the Credit Agreement is hereby modified by deleting said §9.4 in its entirety and substituting the following in place thereof:

“§9.4.  [Intentionally Deleted.]”

2.5.          Modification to §9.6 of Credit Agreement. §9.6 of the Credit Agreement is hereby modified by restating said §9.6 in its entirety to read as follows:

“§9.6.  Unsecured Indebtedness. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit the ratio of (i) Consolidated Unsecured Indebtedness to (ii) the sum (the “Section 9.6 Sum”) of (a) aggregate Capitalized Unencumbered Property NOI for all Unencumbered Properties (other than Acquisition Properties), plus (b) the cost of all Unencumbered Properties which are Acquisition Properties, plus (c) the value of all Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties to exceed 60%; provided that such ratio may exceed 60% from time to time so long as (x) such ratio does not exceed 65%, (y) such ratio ceases to exceed 60% within 180 days following each date such ratio first exceeded 60%, and (z) the Borrower provides a certificate in substantially the form of Exhibit O hereto to the Administrative Agent when such ratio first exceeds 60% and when such ratio ceases to exceed 60%.”

2.6.          Modification to §9.9(b) of Credit Agreement. §9.9(b) of the Credit Agreement is hereby modified by deleting clause (ii) thereof and renumbering clause (iii) as clause (ii).

2.7.          Schedule 1.2. Schedule 1.2 to the Credit Agreement is hereby modified by deleting said Schedule 1.2 in its entirety and substituting the Schedule 1.2 attached to this Agreement in place thereof.

2.8.          Exhibit O. Exhibit O attached to this Agreement is hereby added to the Credit Agreement as Exhibit O thereto.

3.	Provisions Of General Application.

3.1.          Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Agreement are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects at and as of the date of this Agreement (except to the extent (i) of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents, (ii) of changes occurring in the ordinary course of business, or (iii) that such representations and warranties relate expressly to an earlier date), (b) no Default or Event of Default exists on the date hereof

(before and after giving effect to this Agreement), and (c) this Agreement has been duly authorized, executed and delivered by the Borrower and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

The Borrower hereby further represents and warrants as of the date hereof that the execution, delivery and performance of this Agreement (i) are within the authority of the Borrower, (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, (iii) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or any general partner or other controlling Person thereof, (iv) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or any of the Borrower’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrower, the Operating Subsidiaries or any Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower, the Operating Subsidiaries or any Guarantor, and (v) do not require (A) the approval or consent of any governmental agency or authority other than those already obtained, or (B) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law.

3.2.          No Other Changes. Except as otherwise expressly provided or contemplated by this Agreement, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Agreement shall be read and construed as one agreement. The making of the modifications in this Agreement does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion. This Agreement shall be a Loan Document under the Credit Agreement.

3.3.          Governing Law. This Agreement shall be deemed to be a contract under the laws of the State of New York. This Agreement and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

3.4.          Assignment. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

3.5.          Counterparts. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

4.              Effectiveness of this Agreement. This Agreement shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the “Effective Date”):

(a)               Execution and delivery to the Administrative Agent by each of the Lenders, the Borrower, the Guarantors and the Administrative Agent of this Agreement.

(b)               Execution and delivery to the Administrative Agent of (i) a certificate of each of the Borrower and MCRC confirming that there have been no changes to their respective charter documents since November 23, 2004, or (ii) if there have been changes to the Borrower’s or MCRC’s charter document since such date, a secretary’s certificate of the Borrower or MCRC certifying as to such changes.

(c)               Delivery to the Administrative Agent of an incumbency certificate of the Borrower and MCRC and of resolutions of the board of directors of MCRC authorizing this Agreement.

(d)               Payment to the Administrative Agent, for the accounts of the Agents and the Lenders, as applicable, all fees due and payable on or before the Effective Date and all expenses due and payable on or before the Effective Date, including, without limitation, reasonable attorneys’ fees and expenses and other costs and expenses incurred in connection with this Agreement.

(e)               Delivery to the Administrative Agent by Pryor Cashman Sherman & Flynn LLP, as counsel to the Borrower, and Ballard Spahr Anderson & Ingersoll, LLP, as corporate counsel to MCRC, of opinions addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first set forth above.

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,

its general partner

By:	/s/ Barry Lefkowitz
	Name:	Barry Lefkowitz
	Title:	Executive Vice President

and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swing Lender and Fronting Bank

By:/s/ Marc E. Costantino

Name: Marc E. Costantino
Title: Vice President

BANK OF AMERICA, N.A.

By:/s/ Charlotte W. Deinhart

Name: Charlotte W. Deinhart
Title: Vice President

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY

By: /s/ Robert H. Boese

Name: Robert H. Boese
Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Cynthia A. Bean

Name: Cynthia A. Bean
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Christopher B. Wilson

Name: Christopher B. Wilson
Title: Vice President

SUNTRUST BANK

By: /s/ Blake K. Thompson

Name: Blake K. Thompson
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ J. Richard Litton

Name: J. Richard Litton
Title: Vice President

CITICORP NORTH AMERICA, INC.

By: /s/ Jeanne M. Craig

Name: Jeanne M. Craig
Title: Vice President

US BANK NATIONAL ASSOCIATION

By: /s/ Walter Whitt

Name: Walter Whitt
Title: VP

BANK OF CHINA, NEW YORK BRANCH

By: /s/ William Smith

Name: William Smith
Title: Deputy General Manager

THE BANK OF NEW YORK

By: /s/ Anthony A. Filorimo

Name: Anthony A. Filorimo
Title: Vice President

CHEVY CHASE BANK, F.S.B.

By:/s/ Ronald W. Huffman

Name: Ronald W. Huffman
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Brenda Casey

Name: Brenda Casey
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Joanna Soliman

Name: Joanna Soliman
Title: Associate

MIZUHO CORPORATE BANK, LTD.

By: /s/ Yasuo Imaizumi

Name: Yasuo Imaizumi
Title: Senior Vice President & Sub Team Leader

UFJ BANK LIMITED, NEW YORK BRANCH

By: /s/ Jesse McDonald

Name: Jesse McDonald
Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By: /s/ Carla Ryan

Name: Carla Ryan
Title: Authorized Signatory

By: /s/ Philip Allen

Name: Philip Allen
Title: Authorized Signatory

COMERICA BANK

By: /s/ Leslie A. Vogel

Name: Leslie A. Vogel
Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By: /s/ Jim C. Y. Chen

Name: Jim C. Y. Chen
Title: VP & General Manager

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By: /s/ Bruce M. J. Ju

Name: Bruce M. J. Ju
Title: V.P. & General Manager

CHIAO TUNG BANK CO., LTD., NEW YORK AGENCY

By: /s/ Kuang-Hua Wei

Name: Kuang-Hua Wei
Title: SVP & General Manager

THE ROYAL BANK OF SCOTLAND

By: /s/ Bruce G. Ferguson

Name: Bruce G. Ferguson
Title: Senior Vice President

HUA NAN COMMERCIAL BANK, NEW YORK AGENCY

By: /s/ Yu-Yen Lin Chien

Name: Yu-Yen Lin Chien
Title: Deputy General Manager

BANK HAPOALIM B.M.

By: /s/ Marc Bosc

Name: Marc Bosc
Title: Vice President

BANK HAPOALIM B.M.

By: /s/ Lenroy Hacket

Name: Lenroy Hacket
Title: First Vice President

Each of the undersigned Guarantors hereby acknowledges the foregoing Extension and Modification Agreement and reaffirms its guaranty of the Obligations (as defined in the Guaranty executed and delivered by such Guarantor) under the Credit Agreement and the other Loan Documents, each as modified hereby or in connection herewith, in accordance with the Guaranty executed and delivered by such Guarantor.

MACK-CALI REALTY CORPORATION

By: /s/ Barry Lefkowitz

Name:	Barry Lefkowitz
Title:	Executive Vice President and
Chief Financial Officer

11 COMMERCE DRIVE ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

SIX COMMERCE DRIVE ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

20 COMMERCE DRIVE ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

CENTURY PLAZA ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

C.W. ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

D.B.C. REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI BUILDING V ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

ROSELAND II L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

OFFICE ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

600 PARSIPPANY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

400 RELLA REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

VAUGHN PRINCETON ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

JUMPING BROOK REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

COMMERCENTER REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MOUNT AIRY REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

300 TICE REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

BRIDGE PLAZA REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI CW REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

ELMSFORD REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

TALLEYRAND REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MID-WESTCHESTER REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

SO. WESTCHESTER REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI WP REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

WHITE PLAINS REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MOORESTOWN REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

PRINCETON CORPORATE CENTER REALTY

ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

PRINCETON OVERLOOK REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

BMP SOUTH REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

LINWOOD REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MOUNTAINVIEW REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

120 PASSAIC STREET L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

M-C PROPERTIES CO. REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI EAST LAKEMONT L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

WESTAGE REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

COLLEGE ROAD REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

SKYLINE REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI B PROPERTIES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

ONE SYLVAN REALTY L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

1717 REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

12 SKYLINE ASSOCIATES L.L.C.

By:	Mack–Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

9 CAMPUS REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MAPLE 6 CAMPUS L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

5/6 SKYLINE REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

MACK-CALI MORRIS REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

MACK-CALI CAMPUS REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

BMP MOORESTOWN REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

MACK-CALI TAXTER ASSOCIATES L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

SYLVAN/CAMPUS REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,
its general partner

5 WOOD HOLLOW REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

14 COMMERCE REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

400 CHESTNUT REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

232 STRAWBRIDGE REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

MACK-CALI WILLOWBROOK COMPANY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

TERRI REALTY ASSOCIATES L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

1000 BRIDGEPORT REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

WEST AVENUE REALTY ASSOCIATES L.L.C.

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

KEMBLE PLAZA II REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its manager

By:	Mack-Cali Realty Corporation,

its general partner

KNIGHTSBRIDGE REALTY L.L.C.

By:	Mack-Cali Realty, L.P.,

its manager

By:	Mack-Cali Realty Corporation,

its general partner

4 GATEHALL REALTY L.L.C.

By:	Mack-Cali Realty. L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

MONUMENT 150 REALTY L.L.C.

By:	Monument Holding L.L.C.,

its member

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

101 HUDSON STREET ASSOCIATES

By:	MC Hudson Holding L.L.C.,

its general partner

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

By:	MC Hudson Realty L.L.C.,

its general partner

By:	Mack-Cali Realty, L.P.,

its member

By:	Mack-Cali Realty Corporation,

its general partner

MACK-CALI PROPERTIES CO.

By:	Mack-Cali Sub III, Inc.,

its general partner

By:	Mack-Cali Realty, L.P.

its general partner

By:	Mack-Cali Realty Corporation,

its general partner

CAL-TREE REALTY ASSOCIATES L.P.

By:	Mack–Cali Sub XV Trust

its general partner

FIVE SENTRY REALTY ASSOCIATES

L.P.

By:	Mack–Cali Sub XV Trust

its general partner

MACK-CALI AIRPORT REALTY ASSOCIATES L.P.

By:	Mack–Cali Sub XV Trust

its general partner

MACK-CALI PENNSYLVANIA REALTY

ASSOCIATES L.P.

By:	Mack–Cali Sub XV Trust

its general partner

MACK-CALI-R COMPANY NO. 1 L.P.

By:	Mack-Cali Sub XV Trust

its general partner

MACK-CALI TEXAS PROPERTY L.P.

By:	Mack–Cali Sub XVII, Inc.,

its general partner

MAPLE 4 CAMPUS L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,
its general partner

CLEARBROOK ROAD ASSOCIATES L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,
its general partner

25 COMMERCE REALTY L.L.C.

By: Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

600 HORIZON CENTER L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

LITTLETON REALTY ASSOCIATES L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

3 ODELL REALTY L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

4 SENTRY REALTY L.L.C.

By:	4 Sentry Holding L.L.C.,

its member

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

3 SKY REALTY L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

PARSIPPANY 4/5 REALTY L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

6 PARSIPPANY L.L.C.

By:	Mack-Cali Texas Property L.P.,

its member

By:	Mack-Cali Sub XVII, Inc.,

its general partner

PHELAN REALTY ASSOCIATES L.P.

By:	Mack–Cali Sub VI, Inc.,

its general partner

795 FOLSOM REALTY ASSOCIATES L.P.

By:	Mack-Cali Sub VI, Inc.,

its general partner

CALI HARBORSIDE (FEE) ASSOCIATES L.P.

By:	Mack-Cali Sub X, Inc.,

its general partner

MACK-CALI PLAZA I, L.L.C. (successor by merger to Cali-Harborside Plaza I (Fee) Associates, L.P.)

By:	Mack-Cali Realty, L.P., its sole member

By:	Mack-Cali Realty Corporation,

its general partner

MACK-CALI PROPERTIES CO. #3 L.P.

By: Mack-Cali Sub II, Inc.,

its general partner

MACK-CALI PROPERTY TRUST

300 HORIZON REALTY L.L.C.

By:	Mack-Cali Property Trust,

its member

HORIZON CENTER REALTY ASSOCIATES L.L.C.

By:	Mack–Cali Property Trust,

its member

M-C CAPITOL ASSOCIATES L.L.C.

By:	Mack–Cali Property Trust,

its manager

ROSELAND OWNERS ASSOCIATES L.L.C.

By:	Mack-Cali Property Trust,

its member

SENTRY PARK WEST L.L.C.

By:	Mack-Cali Glendale Limited Partnership,

its member

By:	Mack-Cali Sub XXII, Inc.,

its general partner

By: /s/ Barry Lefkowitz

Name:	Barry Lefkowitz
Title:	Executive Vice President and

Chief Financial Officer of

each of the above named

entities